                                                                    EXHIBIT 99.1

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
-----------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

  20-Jul-02                           Summary Of Bank And Investment Accounts                              Attachment 1
   2:48 PM                                 American Classic Voyages Co
Summary                                      Case No: 01-10954 (JCA)                                          UNAUDITED
American Classic Voyages Co                  For Month Of June, 2002

                                                    Balances
                                       ----------------------------------    Receipts &         Bank
                                            Opening            Closing       Disbursements      Statements    Account
Account                                As Of 6/01/02        As Of 6/30/02    Included           Included      Reconciled
-------                                -------------        -------------    -------------      --------      ----------
AMCV Deferred Compensation                          0.00              0.00   No-                No -          No -
Bank One                                                                     Account            Account       Account
Account # - 1590101554                                                       Closed             Closed        Closed

AMCV Dental Benefits                                0.00              0.00   No -               No -          No -
Chase (JP Morgan Chase & Co)                                                 Account            Account       Account
Account # - 002-2-426530                                                     Closed             Closed        Closed

AMCV Employee Stock Plan                            0.00              0.00   No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800015140                                                       Closed             Closed        Closed

AMCV Insurance                                      0.00              0.00   No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800021411                                                       Closed             Closed        Closed

AMCV Medical Benefits                           5,020.40          5,020.40   Yes                No - Not      Yes
Chase (JP Morgan Chase & Co)                                                                    Concentration
Account # - 002-2-426522                                                                        Account

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
Master Cash                                                                  Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355464

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
Payroll                                                                      Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2369368

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
PAC                                                                          Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355882

American Classic Voyages Co                36,351,784.01     34,695,730.63   Yes                Yes           Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
Investment Account                                                           Account            Account       Account
Goldman Sachs & Co.                                                          Closed             Closed        Closed
Account # - 020-53613-2

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
Investment Account                                                           Account            Account       Account
Merrill Lynch                                                                Closed             Closed        Closed
Account # - 318-3271750-7

American Classic Voyages Co                         0.00              0.00   No -               No -          No -
Investment Account                                                           Account            Account       Account
Conifer Securities                                                           Closed             Closed        Closed
Account # - 330-50683 1-8

  20-Jul-02                   Receipts & Disbursements            Attachment 2-1
   2:52 PM                   American Classic Voyages
R&D - Chase - AMCV Med Ben   Case No: 01-10954 (JCA)                  UNAUDITED
                                      Chase
                              AMCV Medical Benefits
                            Account # - 002-2-426522
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
--------------------------
                                 5,020.40


Receipts
--------


                                              From United Healthcare (Reversal)


                                     0.00     Total Receipts


Disbursements
-------------
                                              To United Healthcare




                                     0.00     Total Disbursements



Closing Balance - 30 Jun 02
---------------------------
                                 5,020.40

  20-Jul-02                   Receipts & Disbursements           Attachment 2-2
   2:54 PM                   American Classic Voyages
R&D - Credit Suisse          Case No: 01-10954 (JCA)                  UNAUDITED
 Investment Account               Credit Suisse
                               Investment Account
                              Account # - 247003452
                              1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
--------------------------
                                    36,351,784.01


Receipts
--------


                                        43,946.62     Interest Earned


                                    -------------
                                        43,946.62     Total Receipts


Disbursements
-------------
                                    (1,700,000.00)    To The Delta Queen Steamboat Company -
                                                      Hibernia - DQ Master Cash Account (812-395-335)





                                    -------------
                                    (1,700,000.00)    Total Disbursements



Closing Balance - 30 Jun 02
---------------------------
                                    34,695,730.63

AMCV US SET OF BOOKS                              Date: 26-JUL-02 09:47:24
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: JUN-02

currency USD
Company=10 (AMCV)
                                                       PTD-Actual
                                                        30-Jun-02
                                                 --------------------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                 --------------------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                               0.00
Vessel Expenses                                                  0.00
Layup/Drydock Expense                                            0.00
Vessel Insurance                                                 0.00
                                                 --------------------
Total Operating Expenses                                         0.00

                                                 --------------------
Gross Profit                                                     0.00

SG&A Expenses
General and Admin Expenses                                 133,732.11
Sales & Marketing                                                0.00
Start-Up Costs                                                   0.00
                                                 --------------------
Total SG&A Expenses                                        133,732.11

                                                 --------------------
EBITDA                                                    (133,732.11)

Depreciation                                                13,902.03

                                                 --------------------
Operating Income                                          (147,634.14)

Other Expense/(Income)
Interest Income                                            (45,231.66)
Interest Expense                                            21,390.64
Equity in Earnings for Sub                            (583,457,448.28)
Reorganization expenses                                    439,511.92
                                                 --------------------
Total Other Expense/(Income)                           583,873,119.18

                                                 --------------------
Net Pretax Income/(Loss)                              (584,020,753.32)

Income Tax Expense                                               0.00

                                                 --------------------
Net Income/(Loss)                                     (584,020,753.32)
                                                 ====================

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:49:59
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=10 (AMCV)
                                             YTD-Actual                YTD-Actual
                                             30-Jun-02                 19-Oct-02
                                           --------------           --------------
ASSETS

Cash and Equivalent                         34,695,729.78            10,343,248.25

Restricted Cash                                      0.00                     0.00

Marketable Securities                                0.00                   337.15

Accounts Receivable                          3,678,916.74             3,678,916.74

Inventories                                          0.00                     0.00

Prepaid Expenses                                79,453.96                     0.00

Other Current Assets                                 0.00                     0.00

                                           --------------           --------------
Total Current Assets                        38,454,100.48            14,022,502.14


Fixed Assets                                 4,979,716.68             4,979,716.68

Accumulated Depreciation                    (4,616,243.25)           (4,497,369.91)

                                           --------------           --------------
Net Fixed Assets                               363,473.43               482,346.77


Net Goodwill                                         0.00                81,420.64

Intercompany Due To/From                   238,080,801.75           265,726,906.60

Net Deferred Financing Fees                  3,229,986.54             3,408,954.89

Net Investment in Subsidiaries            (555,050,375.53)           48,551,297.73

Other Non Current Assets                             0.00               109,986.54

                                           --------------           --------------
Total Other Assets                        (313,739,587.24)          317,878,566.40

                                           --------------           --------------
Total Assets                              (274,922,013.33)          332,383,415.31
                                           ==============           ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:49:59
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=10 (AMCV)
                                                 YTD-Actual              YTD-Actual
                                                  30-Jun-02               19-Oct-02
                                              --------------           --------------
LIABILITIES

Accounts Payable                                        0.00                     0.00

Accrued Liabilities                             1,820,019.51             1,089,864.63

Deposits                                                0.00                     0.00

                                              --------------           --------------
Total Current Liabilities                       1,820,019.51             1,089,864.63


Long Term Debt                                          0.00                     0.00

Other Long Term Liabilities                    (3,221,982.41)           (3,434,093.96)

                                              --------------           --------------
Total Liabilities                              (1,401,962.90)           (2,344,229.33)


OTHER

Liabilities Subject to Compromise             200,418,510.55           200,418,510.55

                                              --------------           --------------
Total Other                                   200,418,510.55           200,418,510.55


OWNER'S EQUITY

Common Stock                                      211,013.08               211,013.08

Add'l Paid In Capital                         204,438,037.35           204,438,037.35

Current Net Income (Loss)                    (604,567,144.41)          (40,694,620.74)

Retained Earnings                             (74,020,467.00)          (29,645,295.60)

                                              --------------           --------------
Total Owner's Equity                         (473,938,560.98)          134,309,134.09

                                              --------------           --------------
Total Liabilities & Equity                   (274,922,013.33)          332,383,415.31
                                              ==============           ==============

AMERICAN CLASSIC VOYAGES CO.                                      ATTACHMENT 6                                  01-10954(JCA)
                                                   SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                                                       FOR THE MONTH ENDED JUNE 30, 2002

                                                          BEGINNING                                                ENDING
AFFILIATE NAME                           CASE NUMBER       BALANCE          DEBITS              CREDITS           BALANCE
AMCV Cruise Operations, Inc.             01-10967       48,693,943.29    1,703,786.65         221,300.66       50,176,429.28
The Delta Queen Steamboat Co.            01-10970        6,302,261.47              --          66,538.14        6,235,723.33
DQSB II, Inc.                            01-10974           22,836.06              --                 --           22,836.06
Great AQ Steamboat, L.L.C.               01-10960      (22,406,995.29)             --             925.62      (22,407,920.91)
Great Pacific NW Cruise Line, L.L.C.     01-10977      (15,478,454.20)       5,600.00                 --      (15,472,854.20)
Great River Cruise Line, L.L.C.          01-10963        6,702,809.08              --             422.53        6,702,386.55
Great Ocean Cruise Line, L.L.C.          01-10959      (29,573,422.13)             --           5,092.33      (29,578,514.46)
Cruise America Travel, Incorporated      01-10966          103,377.71              --                 --          103,377.71
Delta Queen Coastal Voyages, L.L.C.      01-10964          934,299.38              --                 --          934,299.38
Cape Cod Light, L.L.C.                   01-10962       (1,670,131.78)             --                 --       (1,670,131.78)
Cape May Light, L.L.C.                   01-10961         (657,370.97)         646.64                 --         (656,724.33)
Project America, Inc.                    N/A           (29,154,390.86)             --                 --      (29,154,390.86)
Oceanic Ship Co.                         N/A            41,568,970.91          691.51                 --       41,569,662.42
Project America Ship I, Inc.             N/A             1,793,166.15              --                 --        1,793,166.15
Project America Ship II, Inc.            N/A            27,241,846.63              --                 --       27,241,846.63
Ocean Development Co.                    01-10972      206,379,952.56        9,167.14                 --      206,389,119.70
Great Hawaiian Cruise Line, Inc.         01-10975        3,571,229.75              --                 --        3,571,229.75
Great Hawaiian Properties Corporation    01-10971      (51,110,970.59)             --                 --      (51,110,970.59)
American Hawaii Properties Corporation   01-10976        2,485,515.74              --           1,475.02        2,484,040.72
Great Independence Ship Co.              01-10969       24,948,774.58              --                 --       24,948,774.58
CAT II, Inc.                             01-10968       15,959,416.62              --                 --       15,959,416.62
                                                       ----------------------------------------------------------------------
                                                       236,656,664.11    1,719,891.94          295,754.30     238,080,801.75
                                                       ======================================================================

                          AMERICAN CLASSIC VOYAGES CO.
                                 01-10954 (JCA)




                            ACCOUNTS RECEIVABLE AGING
                               AS OF JUNE 30, 2002







                                  ATTACHMENT 7


                                 NOT APPLICABLE

                          AMERICAN CLASSIC VOYAGES CO.
                                 01-10954 (JCA)




                             ACCOUNTS PAYABLE DETAIL
                               AS OF JUNE 30, 2002







                                  ATTACHMENT 8


                                 NOT APPLICABLE

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The cash proceeds of $33.8 million from sale of assets by some of the Debtors were received on May 31, 2002. The proceeds will be transferred to the appropriate Debtor after final calculation of all closing costs and declaration of the purchase price allocation by the purchaser.